UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 5, 2009

GENTEX CORPORATION
(Exact name of registrant as specified in its charter)

Michigan (State or other jurisdiction of incorporation) 600 North Centennial Street Zeeland, Michigan (Address of principal executive offices)	0-10235 (Commission File Number)	38-2030505 (IRS Employer Identification No.) 49464 (Zip Code)

Registrant’s telephone number, including area code: (616) 772-1800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[   ]    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[   ]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).
[   ]    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240-14d-2(b)).
[   ]    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Section 5 — Corporate Governance and Management

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) Gentex Corporation previously announced (on January 22, 2008) that Enoch Jen planned to retire as Senior Vice President effective January 2, 2010. On December 31, 2008, Mr. Jen informed Gentex Corporation that he now plans to retire as Senior Vice President on January 2, 2011, and intends to work on a part-time consulting basis for Gentex Corporation through March 31, 2012.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: January 5, 2009.	GENTEX CORPORATION (Registrant) By: /s/ Fred Bauer —————————————— Fred Bauer Its Chairman of the Board and Chief Executive Officer